497(d)
                                                                       333-17639

AXA Equitable Life Insurance Company

PROSPECTUS SUPPLEMENT DATED AUGUST 24, 2007

o Survivorship Incentive Life(SM) '99  o Incentive Life(SM) '06    o Incentive Life(SM) COLI
o Incentive Life(SM) '99               o Incentive Life(SM) Legacy o Accumulator Life(SM)
o IL Protector(R)                      o Incentive Life Plus(R)    o Survivorship 2000
o Incentive Life(SM) 2000              o Champion 2000             o Incentive Life(SM)

--------------------------------------------------------------------------------
This Supplement modifies certain information in the most recent Prospectus and Statement of Additional Information (the "Prospectuses") that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to those Prospectuses. You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.


FUND EXPENSES

Effective October 1, 2007, the Board of Trustees of AXA Premier VIP Trust approved an amendment to the expense limitation agreement relating to the Multimanager Core Bond Portfolio, whereby AXA Equitable agrees to waive or limit its management, administration and other fees and to assume other expenses so that the net total annual operating expenses of the Multimanager Core Bond Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses of other investment companies in which the Multimanager Core Bond Portfolio invests, and other extraordinary expenses not incurred in the ordinary course of the Multimanager Core Bond Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 1.00% for the Class B shares of the Multimanager Core Bond Portfolio.

The table appearing under "Portfolio operating expenses expressed as an annual percentage of daily net assets" is amended as follows:

----------------------------------------------------------------------------------------------
                          Management
Portfolio Name               Fees       12b-1 Fees    Other Expenses
----------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
----------------------------------------------------------------------------------------------
Multimanager Core Bond      0.59%         0.25%           0.18%
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                          Acquired Fund    Total Annual                         Net Total
                            Fees and         Expenses       Fee Waivers           Annual
                            Expenses         (Before          and/or         Expenses (After
                           (Underlying       Expense          Expense            Expense
Portfolio Name             Portfolios)     Limitations)   Reimbursements(1)    Limitations)
----------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
----------------------------------------------------------------------------------------------
Multimanager Core Bond         --              1.02%           (0.02)%             1.00%
----------------------------------------------------------------------------------------------

(1) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2008 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolios invests and extraordinary expenses) to not more than specified amounts. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements.

Incentive Life(SM) and Accumulator Life(SM) are service marks of AXA Equitable Life Insurance Company.

IL Protector(R) and Incentive Life Plus(R) are issued by and are registered service marks of AXA Equitable Life Insurance Company.




       (C) 2007 AXA Equitable Life Insurance Company. All rights reserved.
                          1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

EVM-437 (8/07)                                                     139491 (8/07)
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